UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 5, 2009
LogMeIn, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34391	20-1515952

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

500 Unicorn Park Drive
Woburn, Massachusetts	01801

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781)-638-9050
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 5, 2009, LogMeIn, Inc. (the “Company”) and Carol Meyers entered into an agreement where Ms. Meyers agreed to resign as the Company’s Senior Vice President, Chief Marketing Officer, effective October 5, 2009. Ms. Meyers will remain an employee of the Company until January 29, 2010 during which time Ms. Meyers will assist with transitioning her responsibilities and will perform special projects as requested by the Company. The Agreement provides that Ms. Meyers will continue to receive her salary and benefits through January 29, 2010. Ms. Meyers will also receive a portion of her 2009 bonus, pro-rated to the date of October 5, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGMEIN, INC
Date: October 9, 2009	By:	/s/ Michael K. Simon
Michael K. Simon
President and Chief Executive Officer